First Financial Northwest, Inc.

September 2015

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Bank History / Background

Bank History / Background

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- **All time high stock price $12.78 – 07/06/15**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $12.60 – 08/18/15

Community Bank:

First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington state chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002

Subsidiary:

First Financial Diversified Corporation

- Organized in 1980 – ceased active operations in 2013
- Residual loan portfolio

Market Area:

Headquartered in Renton, Washington

- Primarily serving customers along the I-5 corridor in Western Washington, with a primary focus in King and Snohomish counties

- *Efficient Operations*
  - New office in Mill Creek, WA
  - Coming soon – New office in Edmonds, WA – Q1 2016

Key Data

Key Financial Ratios

	At or For the Quarter Ended				
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Performance Ratios:					
Return on assets	1.00 %	0.96 %	1.27 %	1.21 %	1.05 %
Return on equity	5.28	4.94	6.73	5.98	5.08
Dividend payout ratio	35.29	37.97	24.42	26.32	31.25
Equity-to-assets ratio	18.80	18.93	19.36	19.86	20.30
Interest rate spread	3.26	3.23	3.46	3.69	3.71
Net interest margin	3.42	3.40	3.61	3.84	3.86
Efficiency ratio	61.50	56.35	58.49	53.63	56.88
Noninterest expense as a percent of average total assets	2.06	1.84	2.06	1.99	2.09
Book value per common share	$ 12.20	$ 12.10	$ 11.96	$ 11.76	$ 11.60
Capital Ratios: (1)					
Tier 1 leverage ratio	11.70 %	11.64 %	11.79 %	18.98 %	18.91 %
Total capital ratio	18.52	18.59	19.56	29.18	29.31
Asset Quality Ratios: (2)					
Nonperforming assets as a percent of total assets	0.72 %	0.86 %	1.13 %	1.24 %	1.38 %
ALLL as a percent of total loans	1.58	1.54	1.55	1.67	1.73
ALLL as a percent of nonperforming loans	439.05	392.68	783.50	741.73	518.93

(1) Capital ratios are for First Savings Bank Northwest only.

(2) Loans are reported net of undisbursed funds.

Local Economy

Employers

BOEING

- Renton – Home of the 737
- 42 planes built each month
- 2018 – 52 planes per month
- 70,000 employees in the region

PACCAR

amazon

- 15,000 employees in the region

Weyerhaeuser

- 10,000 employees in the region

SEATTLE SEAHAWKS

- Headquarters in Renton

Microsoft

- 40,000 employees in the region

NORDSTROM

- 6,000 employees in the region

COSTCO WHOLESALE

Economic Activity



- King County population 2.1 million
- 8% increase from 2010



- Over 54% of Seattle residents with Bachelor's degrees
- 2X the national average



- King County median house price $420k
- ↑ 9.1% from 2013



- Apartment vacancy rate was at 4.6%
- Development boom in South Lake Union

UNEMPLOYMENT

- Unemployment rate at 4.5% down from 9.6% in 2010

Top 100 Best Places to Live in the United States

Liv 100 Rank	City, State	Livability Score	Econ Avg 50	Health Avg 47	Housing Avg 50	Civic Avg 50	Education Avg 39	Amenities Avg 46	Demo. Avg 50	Infrast. Avg 48
#14	Bellevue, WA	660	40	65	52	65	71	89	82	62
#46	**Renton, WA**	**632**	**73**	**67**	**76**	**34**	**51**	**68**	**80**	**58**
#47	Bellingham, WA	631	47	75	63	60	68	74	52	64
#55	Olympia, WA	629	53	58	77	70	51	66	60	68
#73	Kirkland, WA	619	49	68	53	63	63	75	63	61
#77	Redmond, WA	618	50	66	53	64	62	69	70	60

Management Team

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	3	27
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	2	26
Herman L. Robinson	SVP, Chief Credit Officer (FFNWB)	5	47
Simon Soh	SVP, Chief Lending Officer (FFNWB)	5	25
Ronnie Clariza	SVP, Chief Risk Management Officer	12	14
Dalen Harrison	SVP, Chief Deposit Officer (FFNWB)	1	32
Gregg DeRitis	FVP, Credit Administration (FFNWB)	<1	36

Current Performance Metrics

Composition of Deposits

(dollars in millions)
Excludes Bank-Owned and Brokered Deposits



6/30/2012
$20.6
2.8%
$18.0
2.5%
$159.2
22.0%
$527.1
72.7%
6/30/2013
$25.3
4.0%
$18.5
2.9%
$147.2
23.3%
$439.7
69.7%
6/30/2014
$31.1
5.4%
$22.6
3.9%
$142.7
24.8%
$378.7
65.8%
6/30/2015
$38.6
6.9%
$26.0
4.6%
$157.7
28.3%
$335.4
60.1%
Checking
Savings
MMAs
CDs

First Financial Northwest, Inc.

Cost of Funds


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.46%
2.46%
2.49%
2.48%
2.77%
1.62%
1.54%
1.50%
1.43%
1.25%
1.12%
1.09%
1.08%
0.99%
0.97%
0.92%
0.91%
0.89%
0.87%
0.96%
0.86%
0.96%
0.88%
0.95%
0.90%
0.95%
0.90%
1.53%
1.43%
1.38%
1.30%
1.16%
1.05%
0.79%
0.81%
0.84%
0.84%
0.87%
0.84%
0.86%
0.88%
0.88%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Total COF
Deposit COF
FHLB Advances COF

Net Interest Income & NIM



Q2 2015 FDIC
WA State*
3.85% (median)
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.11%
3.03%
3.08%
3.09%
3.51%
3.71%
3.71%
3.82%
3.78%
3.86%
3.84%
3.61%
3.40%
3.42%
$7,710
$7,261
$7,211
$7,038
$7,389
$7,805
$7,745
$8,074
$8,054
$8,178
$8,219
$7,997
$7,522
$7,568
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
NII
NIM

* Source: FDIC State Profile, First Quarter - Washington

NIM Adjusted

	Q4 14	Q1 15	Q2 15
NII reported	7,997	7,523	7,567
less: earnings at FRB	(27)	(38)	(41)
add back brokered expense	202	253	307
NII adjusted	8,172	7,738	7,833
avg earning assets reported	885,725	898,074	888,168
Brokered CDs	(43,484)	(60,276)	(66,122)
	842,242	837,799	822,046
NIM adjusted	3.88%	3.69%	3.81%
NIM reported	3.61%	3.40%	3.42%

Efficient Operations



Q2 2015 FDIC Overhead to Avg. Assets (WA median%) 3.12%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
79%
78%
67%
69%
53%
56%
57%
54%
58%
56%
62%
2.35%
2.64%
2.39%
2.41%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Efficiency Ratio
Noninterest Expense/Average Assets

* Source: FDIC State Profile, First Quarter - Washington

First Financial Northwest, Inc.

Total Loan Portfolio


CRE Concentration 60% or
372% of Adjusted Capital
Construction
$37,559,205
6%
Business & Consumer
$13,325,800
2%
CRE
$241,250,151
36%
Multifamily
$122,480,489
18%
1-4 Family
$257,809,981
38%

$672,425,626

First Financial Northwest, Inc.

Nonperforming Loans & Assets to Percent of Total Loans & Assets



10.95%
11.24%
8.21%
6.92%
6.25%
5.76%
4.69%
3.28%
3.42%
4.25%
1.68%
0.59%
1.13%
0.20%
0.39%
0.86%
0.36%
0.72%
2011
2012
2013
2014
Q1 2015
Q2 2015
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Delinquent Loans


Millions
$35
$30
$25
$20
$15
$10
$5
$-
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.32%
4.50%
0.86%
0.74%
0.60%
0.59%
$24
$30
$7
$23
$29
$7
$2
$4
$6
$4
$1
$5
$1
$3
$4
$2
$2
$4
2011
2012
2013
2014
Q1 2015
Q2 2015
Q2 2015
FDIC delinquent &
nonaccrual loans to
total loans
(median %)
0.83%
Delinquent Loans, 30 to 89 days
Total Delinquent, 30 to 89 days and Nonaccrual
Nonaccrual
Delinquent and Nonaccrual to Loans Receivable, Net

First Financial Northwest, Inc.
Consolidated Income Statements

Quarter Ended dollars in thousands

	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Net Interest Income	$ 7,568	$ 7,522	$ 7,997	$ 8,219
Provision for Loan Losses	$ (500)	$ (100)	$ (1,200)	$ (300)
Net Interest Income after provision	$ 8,068	$ 7,622	$ 9,197	$ 8,519
Total Noninterest Income	$ 357	$ 91	$ 156	$ 186
Total Noninterest Expense	$ 4,874	$ 4,290	$ 4,769	$ 4,508
Income before Tax	$ 3,551	$ 3,423	$ 4,584	$ 4,197
Federal Income Tax	$ 1,183	$ 1,194	$ 1,644	$ 1,462
Net Income	**$ 2,368**	**$ 2,229**	**$ 2,940**	**$ 2,735**
Total Assets	**$ 944,432**	**$ 955,004**	**$ 936,997**	**$ 915,419**

First Financial Northwest, Inc.
Consolidated Income Statements

	Year Ended December 31,			dollars in thousands		
	2014		2013		2012	
Net Interest Income	$	32,448	$	31,013	$	29,220
Provision for Loan Losses	$	(2,100)	$	(100)	$	3,050
Net Interest Income after provision	$	34,548	$	31,113	$	26,170
Total Noninterest Income	$	498	$	891	$	974
Total Noninterest Expense	$	18,503	$	21,082	$	25,430
Income before Tax	$	16,543	$	10,922	$	1,714
Federal Income Tax	$	5,856	$	(13,543)	$	(999)
Net Income	**$**	**10,687**	**$**	**24,465**	**$**	**2,713**
Total Assets	**$**	**936,997**	**$**	**920,979**	**$**	**942,655**

FFNW – Stock Price & Book Value

Jun 2011 – Jun 2015
End of Quarters



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
9.53
9.52
9.64
9.71
9.79
9.84
9.95
10.04
10.88
11.05
11.25
11.42
11.60
11.76
11.96
12.10
12.20
5.08
5.62
5.90
7.72
8.12
8.05
7.55
7.81
10.31
10.43
10.37
10.15
10.87
10.21
12.04
12.35
12.46
Jun 2011
Sep 2011
Dec 2011
Mar 2012
Jun 2012
Sep 2012
Dec 2012
Mar 2013
Jun 2013
Sep 2013
Dec 2013
Mar 2014
Jun 2014
Sep 2014
Dec 2014
Mar 2015
Jun 2015
Book Value
Stock Price

First Financial Northwest, Inc.

FFNW

Share Repurchases 2013 - 2015


1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
1,654,547
501,820
571,651
992,840
274,081
327,112
268,300
396,757
$9.93
$10.67
$10.84
$10.86
$10.91
$11.40
$12.00
$11.95
Q2 2013
Q3 2013
Q4 2013
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Shares Purchased
Weighted Average Price

JAN 1, 2013 – JUN 30, 2015 REPURCHASED 4,987,108 SHARES TOTAL AT A WEIGHTED-AVERAGE PRICE OF $10.72

First Financial Shares Have Outperformed Peers and the Broader Indices

3-Year Stock Price Performance



80%
70
60
50
40
30
20
10
0
(10)
(20)
Sep-12
Jan-13
May-13
Sep-13
Jan-14
May-14
Sep-14
Jan-15
May-15
Sep-15
Western US Peers
KRX
S&P 500
FFNW

Western US Peers	70.0 %
KBW Regional Bank	35.4
S&P 500	34.2
FFNW	55.6

Valuation and Stock Price Performance

	FFNW	CACB	PCBK	RVSB	TSBK	PFLC	CZBC	Peer Group Median [1]	Regional Bank Index	S&P 500
Valuation										
Price	$12.60	$5.38	$13.02	$4.36	$10.86	$6.75	$12.35	–	$78.94	$1,958
% of 52-wk High	98.6%	94.6%	88.8%	91.6%	93.8%	96.4%	89.8%	92.7%	86.4%	91.9%
P/TBV	1.03x	1.64x	1.51x	1.25x	0.94x	1.14x	1.01x	1.19x	1.90x	8.86x
P/2016E Earnings[2]	17.3	16.5	11.6	14.5	–	–	–	14.5	14.0	16.4
Stock Price Performance										
1-Week	2.7 %	0.2 %	(1.5)%	3.6 %	0.1 %	3.1 %	(10.2)%	0.1 %	(2.6)%	(0.2)%
30-Day	0.8	(2.4)	(2.3)	(2.9)	3.4	5.5	-	(1.1)	(8.2)	(6.6)
3-Month	6.3	6.1	(3.8)	1.9	5.4	1.5	-	1.7	(9.4)	(7.7)
1-Year	19.5	1.7	(0.8)	12.8	3.7	9.9	9.7	6.7	2.8	(2.7)
5-Year	211.1	(0.4)	55.4	135.7	185.0	53.4	15.5	54.4	73.2	74.0

Source: Capital IQ, SNL Financial, Company filings.
Note: Market data as of September 18, 2015.
(1) Western US Peers include CACB, PCBK, RVSB, TSBK, PFLC and CZBC. P/TBV and P/E figures reflect median metrics. Stock price performance figures reflect average metrics.
(2) SNL Price/ EPS Estimate (2016).

First Financial Northwest, Inc.

Economies of Scale in the Banking Sector

Attaining over $5 billion in assets typically results in more efficient operations, translating into increased profitability and higher valuations

Efficiency Ratio



80.0%
75.0
70.0
65.0
60.0
55.0
74.7%
67.1%
60.4%
58.6%
61.3%
58.2%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

Noninterest Expense / Average Assets



3.20%
3.00
2.80
2.60
2.40
2.20
2.00
3.08%
2.90%
2.57%
2.72%
2.75%
1.92%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

ROAA



1.10%
1.00
0.90
0.80
0.70
0.60
1.04 %
0.71%
0.88%
1.00%
1.07%
1.07%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

Valuation



2.00x
1.75
1.50
1.25
1.00
0.75
18.0x
16.0
14.0
12.0
10.0
P / TBV (LHS)
P / LTM EPS (RHS)
17.31x
1.02x
0.97x
12.05x
1.30x
14.4x
1.52x
15.3x
1.77x
16.8x
1.58x
16.1x
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

FFNW – 6/30/15

Source: SNL Financial.
Note: Financial data as of most recent reported quarter. Market data as of September 18, 2015. Includes publicly traded US headquartered banks. Excludes MHCs and Co-Ops.

First Financial Northwest, Inc.

Interest Rate Risk

The following table is an excerpt from our SEC Form 10-Q for the quarter ended June 30, 2015. This table illustrates the estimated change in our net interest income at June 30, 2015 that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. Please see our most recent 10-Q filing for additional information relating to interest rate risk.

Net Interest Income Estimated Change at June 30, 2015

Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	30,564	9.39%
+200		29,782	6.59
+100		28,959	3.65
Base		27,940	—
(100)		26,883	(3.78)

First Financial Northwest, Inc.

Strategic Initiatives

Strategic Initiatives

- Up-streamed $70MM from Bank to Holding Company in late 2014
- Continue repurchasing shares; current plan authorizes repurchasing shares through October 28, 2015.
- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Acquisition of branches/portfolios
  - Grow organically
- Regulatory relations – Quarterly updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB – Recently Completed Exams: Safety & Soundness, Compliance, Fair Lending, CRA, and IT.

Strategic Initiatives cont.

- Develop an efficient deposit gathering strategy while embracing technology in order to diversify deposit composition away from CDs
- Position the Bank to explore niche expansion opportunities
  1) Grow market share of the Chinese/American sector including EB-5 which no Seattle-based bank solves
  2) Expand other niche opportunities vacated by both bank & non-bank lenders
- Branch Expansion – Mill Creek office opened in Q3 2015, Edmonds in Q1 2016, and others in 2016 and beyond
- Hire lending teams to pursue / expand niche markets and type of lending
- Core Processor conversion – Completed August 2015
- Implemented Wealth Management products and services via LPL Financial


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